UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

(Exact name of Registrant as specified in its charter)

Commission File Number: 001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126

(Address of Principal Executive Office) (Zip Code)

(315) 343-0057

(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 9, 2021, Pathfinder Bancorp, Inc. (the “Company”) filed Articles Supplementary to the Articles of Incorporation of the Company (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation creating a Class A Non-Voting Common Stock, par value $0.01 per share (“Non-Voting Common Stock”). The Articles Supplementary authorized 1,505,283 shares of the Non-Voting Common Stock which will allow for the exchange of the Company’s outstanding Series B convertible perpetual preferred stock, $0.01 par value per share into the Non-Voting Common Stock on a one for one basis and allow for the issuance of 125,000 shares of Non-Voting Common Stock that may be issued upon the exercise of the warrant.

The preferences, limitations, powers and relative rights of the Non-Voting Common Stock are set forth in the Articles Supplementary, a summary of which follows:

Ranking: The Non-Voting Common Stock will rank, as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, (i) pari passu with the Company’s common stock, par value $0.01 per share (the “Common Stock”) and (ii) subordinate and junior to all other securities of the Company which, by their respective terms, are senior to the Non-Voting Common Stock or the Company’s Common Stock.

Dividend Rights: Holders of the Non-Voting Common Stock will be entitled to receive dividends when, as and if declared by the Company’s Board of Directors, in the same per share amount as paid on Company’s Common Stock. No dividends will be payable on the Company’s Common Stock unless a dividend identical to that paid on the Company’s Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share equal to the product of (i) the per share dividend declared and paid in respect of each share of the Company’s Common Stock and (ii) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to limitations on conversion of such Non-Voting Common Stock); provided that if any stock dividend is declared on the Company’s Common Stock, the holders of Non-Voting Common Stock will be entitled to receive such dividend payable in shares of Non-Voting Common Stock.

Voting: The holders of shares of Non-Voting Common Stock have no voting rights, except as may be required by Maryland law and as set forth in the Articles Supplementary.

So long as any shares of Non-Voting Common Stock are issued and outstanding, the Company will not (including by means of merger, consolidation or otherwise) without obtaining the approval of the holders of a majority of the issued and outstanding shares of Non-Voting Common Stock:

•	alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Non-Voting Common Stock so as to affect them adversely;

•	increase or decrease the authorized number of shares of Non-Voting Common Stock; or

•

enter into any agreement, merger or business combination, or engage in any other transaction, or take any action that would have the effect of adversely changing any preference or any relative or other right provided for the benefit of the holders of the Non-Voting Common Stock.

Redemption and Repurchase: The Non-Voting Common Stock is not redeemable by the Company or the holder. However, in the event that the Company offers to repurchase shares of the Company’s Common Stock, the Company must offer to repurchase shares of the Non-Voting Common Stock pro rata based upon the number of shares of the Company’s Common Stock such holders would be entitled to receive if such shares were converted into shares of the Company’s Common Stock immediately prior to such repurchase.

Conversion: Each share of Non-Voting Common Stock will be convertible into one share of the Company’s Common Stock (i) at any time and from time to time at the request of the holder thereof or at the written request of the Company; provided that upon such conversion, the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Company’s Common Stock (or of any class of the Company’s voting securities), excluding for the purpose of this calculation any reduction in the ownership resulting from transfers by such holder of voting securities (which, for the avoidance of doubt, does not included the Non-Voting Common Stock); or (ii) automatically, without any further action of the part of the holder, on the date that the holder transfers such share of Non-Voting Common Stock to a non-affiliate of the holder in a permissible transfer.

Adjustment: If the Company, at any time prior to the conversion of the Non-Voting Common Stock, (i) effects a division of the Company’s Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of a stock dividend), or (ii) combines or consolidates the outstanding shares of the Company’s Common Stock, by reclassification, reverse stock split or otherwise, into a lesser number of shares of Common Stock, then the dividend, liquidation, and conversion rights of each share of Non-Voting Common Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In addition, if the Company’s Common Stock is changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares addressed above), (a) the conversion ratio then in effect will, effective upon such transaction, be adjusted so that each share of the Non-Voting Common Stock will be convertible into, in lieu of the shares of Common Stock issuable upon the conversion of such share of Non-Voting Common Stock, a number of shares of such other class or classes of stock equal to the product of (I) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (II) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock set forth in the Articles of Amendment) immediately before that transaction and (b) any dividends or distributions payable with respect to such share of Non-Voting Common Stock will, effective upon such transaction, be adjusted so that each share of Non-Voting Common Stock will be entitled to receive such dividends and distributions, with respect to a number of shares of such other class or classes of stock, in lieu of the shares of the Company’s Common Stock issuable upon conversion of such share of Non-Voting Common Stock, equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of the Company’s Common Stock would be entitled to receive in such transaction and (ii) the number of shares of the Company’s Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock set forth in the Articles of Amendment) immediately before that transaction.

The foregoing description of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 – Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Shareholders of the Company was held on June 4, 2021.  At the 2021 Annual Meeting, shareholders approved all of the proposals which included:

1)	The election of three directors, John P. Funiciello, Thomas W. Schneider and Lloyd “Buddy” Stemple each for a three-year term, and until their successors have been elected and qualified;
2)	An advisory vote on executive compensation (“Say-on-Pay”);
3)	An advisory vote on the frequency of future “Say-on-Pay” votes recommending such vote to be held every three years;
4)	The ratification of the appointment of Bonadio & Co., LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;
5)	The approval of an amendment to the Company’s Articles of Incorporation to authorize Non-Voting Common Stock;
6)

The approval, for purposes of NASDAQ Rule 5635(d), of the potential issuance of 20% or greater of the Company’s outstanding Common Stock (or, if created, Non-Voting Common Stock) upon conversion of the Company’s Series B Preferred Stock or to exercise the warrant; and

7)	The adjournment of the Annual Meeting.
1.	The following table reflects the tabulation of votes with respect to the election of the three directors at the 2021 Annual Meeting:

Name of Director	For	Withheld	Broker Non-Votes
John P. Funiciello	2,841,814	54,602	787,075
Thomas W. Schneider	2,844,470	51,946	787,075
Lloyd “Buddy” Stemple	2,866,758	29,658	787,075

2.	The following table reflects the tabulation of votes with respect to the advisory vote on executive compensation (“Say-on-Pay”) votes:

For	Against Abstain	Broker Non-Votes
2,786,489	69,795 40,132	787,075

3.	The following table reflects the tabulation of votes with respect to the advisory vote on the frequency of future “Say-on-Pay” votes:

For
“Say-on-Pay” Frequency 1-Year	809,518
“Say-on-Pay” Frequency 2-Year	72,472
“Say-on-Pay” Frequency 3-Year	1,978,359
“Say-on-Pay” Frequency Abstain	36,067
Broker Non-Votes	787,075

4.

The following table reflects the tabulation of votes with respect to the approval of the ratification of Bonadio & Company, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

For	Against Abstain
3,516,424	144,654 22,413

5.	The following table reflects the tabulation of votes for the approval of an amendment to the Company’s Articles of Incorporation to authorize Non-Voting Common Stock:

For	Against Abstain	Broker Non-Votes
2,768,751	121,256 6,409	787,075

6.

The following table reflects the approval, for purposes of NASDAQ Rule 5635(d), of the potential issuance of 20% or greater of the Company’s outstanding Common Stock (or, if created, Non-Voting Common Stock) upon conversion of the Company’s Series B Preferred Stock or to exercise the warrant:

For	Against Abstain	Broker Non-Votes
2,765,953	125,099 5,364	787,075

7.	The following table reflects the votes for adjournment of the 2021 Annual Meeting:

For	Against Abstain	Broker Non-Votes
2,832,416	40,094 23,906	787,075

At the meeting of the Company’s board of directors convened after the Annual Meeting of Shareholders, the Company’s board of directors considered the results of the shareholder advisory vote on the frequency of Say on Pay votes and determined that it will hold an advisory vote every three years on Say on Pay until the next required vote on the frequency of shareholder votes on Say on Pay.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.
3.1 Articles Supplementary to the Articles of Incorporation of the Company creating Class A Non-Voting Common Stock, par value $0.01 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date:	June 10, 2021	By:	/s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer